UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12
EMDEON INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)([1]) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Email Message from CEO Announcing Sale of Emdeon to Blackstone
From: George Lazenby
To: All EM Employees
Subject Line: Company News: Emdeon to be Acquired by Blackstone
Attachments: press release; FAQ doc
Today, we announced that Blackstone, one of the world’s leading investment and advisory firms, will acquire Emdeon. This transaction will provide an excellent return for our investors and will provide Emdeon greater flexibility to focus on our long-term strategic direction. Hellman & Friedman will continue to maintain a significant minority equity interest. Following completion of the proposed transaction, Emdeon will again become a private company.
We are very excited about the opportunity to move forward on executing our business strategy with Blackstone, as their private equity business is one of the world’s largest and most highly respected. Both Blackstone and Hellman & Friedman are very familiar with Emdeon and our marketplace and will provide the necessary capital for Emdeon to execute on our long-term strategy to make healthcare more efficient. Blackstone recognizes the considerable business opportunities that exist in the healthcare information technology sector and views Emdeon as the leader in the industry. Both Blackstone and Hellman & Friedman are committed to a partnership that we expect will bring sustained growth and lasting benefits to Emdeon employees, customers and other stakeholders.
I want to emphasize that the only thing that will change is our ownership. Our corporate goals and strategy will not change as a result of this transaction. It is business as usual.
The attached press release and FAQ provides additional details related to the proposed transaction. On behalf of the entire Emdeon management team, I want to thank all of you for your hard work. I’m pleased with the progress we continue to make and am excited about our future.
George Lazenby
In connection with the proposed merger, Emdeon will prepare a Proxy Statement and a Rule 13e-3 Transaction Statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to Emdeon’s stockholders. EMDEON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Emdeon’s stockholders will be able to obtain, without charge, a copy of the Proxy Statement, the 13e-3 Transaction Statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Emdeon’s stockholders will also be able to obtain, without charge, a copy of the Proxy Statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) by directing a request by mail or telephone to Emdeon Inc., Attn: Secretary, 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, telephone: (615) 932-3000, or from Emdeon’s website, http://www.emdeon.com.
Emdeon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Emdeon’s stockholders with respect to the proposed merger. Information regarding any interests that Emdeon’s executive officers and directors may have in the transaction will be set forth in the Proxy Statement. In addition, information about the Company’s executive officers and directors is contained in the Company’s most recent proxy statement and annual report on Form 10-K, which are available on the Company’s website and at www.sec.gov.

Statements made in this document that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements also may include information concerning the proposed transaction and Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability and outlook and its overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to the proposed transaction and Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to the proposed transaction include unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change. Other factors that may cause actual results to differ materially include those set forth in the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2010, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Employee FAQs: Emdeon to be Acquired by Blackstone
This document has been prepared to respond to potential employee questions. This document is for internal reference only and may not be distributed under any circumstances.
Please direct any press inquiries to Amanda Woodhead, Manager of Corporate Communications, at 615.932.3863 or awoodhead@emdeon.com. Please direct any analyst or investor inquiries to Tommy Lewis, Senior Vice President of Corporate Communications, at 615.932.3235 or tlewis@emdeon.com.
Summary
On Thursday, August 4, 2011, we announced that Blackstone, one of the world’s leading investment and advisory firms, has signed a definitive agreement to acquire a controlling interest in Emdeon. Hellman & Friedman will maintain a significant minority equity interest. We are very excited about the opportunity to move forward on executing our business strategy with Blackstone and maintaining our long-standing relationship with Hellman & Friedman.
Upon the closing of this transaction, Emdeon will once again become a private company. We have enjoyed our long-standing relationship with General Atlantic and thank them for their leadership and support since becoming our majority owner in 2006.
Both Blackstone and Hellman & Friedman are committed to the business strategy, the management team and the continued growth and success of Emdeon. It is business as usual.
We will keep you informed, in accordance with SEC regulations, to the best of our ability throughout this process.
Please review the employee FAQs below. There are strict regulations related to internal and external communications so please review and comply with the guidelines communicated herein.
GENERAL QUESTIONS
Who is Blackstone?
Blackstone is one of the world’s leading investment and advisory firms. They seek to create positive economic impact and long-term value for their investors, the companies they invest in, the companies they advise and the broader global economy. Blackstone does this through the commitment of their extraordinary people and flexible capital. Their alternative asset management businesses include the management of private equity funds, real estate funds, hedge fund solutions, credit-oriented funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Why did Blackstone choose to invest in Emdeon?
Blackstone saw and appreciated the value in Emdeon and its central position in the U.S. healthcare system; the breadth and depth of its products and services; and the people assets.
Why is Emdeon entering into this transaction?
We believe this transaction will provide our stockholders with a significant cash premium for their investment. We believe Blackstone’s proven record of success in acquiring and guiding companies like Emdeon will benefit our Company and its stakeholders. Lastly, as a private company, we believe we will have greater flexibility to focus on our long-term strategic direction while continuing to be a leader in our industry.
Blackstone’s premium offer for our Company is a testament to the hard work you do, day in and day out, as well as a strong vote of confidence in our future.
Is Blackstone a long-term investor?
Blackstone is committed to a long-term relationship that we expect will bring sustained growth and lasting benefits to Emdeon, its employees, customers and other stakeholders.
Does Blackstone own any other revenue and payment cycle management and clinical solutions businesses?
No. Emdeon will be Blackstone’s flagship holding in this area of healthcare information technology and services.
Will Hellman & Friedman continue to be an investor in Emdeon?
Yes. Hellman & Friedman will own a significant minority equity interest in Emdeon. We are excited to continue the relationship we have enjoyed since 2008.
Will General Atlantic continue to be an investor in Emdeon?
We have enjoyed a successful relationship with GA over the years and wish them the very best. At the conclusion of this transaction, they will no longer be stockholders in Emdeon.
How does this transaction affect Emdeon’s corporate goals and strategies?
The only thing that will change is our ownership. Our corporate goals and strategy will not change as a result of this transaction. It is business as usual.
What changes will come as a result of this transaction?
For Emdeon employees and customers, it is business as usual. The transaction should only enhance our ability to provide our customers with the highest quality service and products. Additionally, we expect Emdeon to be capitalized such that it will have the flexibility to pursue its long-term strategic goals through both internal initiatives and acquisitions.
As a company, our mission and goals remain the same. As a leading provider of healthcare technology and information solutions, we will continue working on behalf of our customers to transform both the financial and clinical aspects of healthcare delivery and make healthcare more efficient.
When will the transaction close?
There are several steps in the process:
1. Per our announcement today, Emdeon and Blackstone have signed a merger agreement, pursuant to which Blackstone will acquire a controlling interest in Emdeon and Emdeon will become a private company. The members of the Emdeon Board of Directors unanimously approved the transaction.
2. Antitrust clearance under the Hart-Scott-Rodino Act must be received before this transaction can close.
3. Emdeon also will be required to file a Proxy Statement with the Securities and Exchange Commission and hold a special stockholders’ meeting to approve the transaction.
4. While the exact date of closing the transaction is uncertain at this early date, it is likely to close in the second half of 2011 and Emdeon will again become a private company at that time.
What will it mean to be a private company?
Day-to-day operations of Emdeon will not change. However, as a private company, we expect to have greater flexibility to invest in long-term initiatives that will grow the value of Emdeon.
How will this affect me personally?
Emdeon recognizes that our employees are our most valuable asset. Both Blackstone and H&F also recognize that it is critical to maintain a highly-skilled and highly-trained workforce that is committed to serving internal and external customers. A company is only as strong as its people and it is our people that have made Emdeon successful and attractive to Blackstone and H&F. We believe there will be exciting opportunities ahead.
What do you want me to do differently between now and when the transaction closes?
Unless specifically informed otherwise, you need to focus on your job, our customers and providing excellent service. Achieving our revenue and financial goals is very important whether we are public or private.
Will there be management changes?
The senior management team is delighted to be working with Blackstone and continue our relationship with H&F, who both have a deep understanding of our business and industry. At this time, we expect the current management team to continue in their leadership roles.
Will we be rebranding?
No. We will continue to utilize the Emdeon brand and identity.
Will the transaction affect our contracts with customers?
The terms of our customer contracts will not change.
Will Emdeon be a publicly traded company?
No. When the transaction closes, Emdeon will again become a private company. Emdeon will be well capitalized, with the flexibility to pursue our long-term strategic goals through both internal initiatives and acquisitions. Until the transaction closes, Emdeon will continue to operate as a public company.
BENEFITS
Will there be changes to my health, welfare, and 401(k) benefits?
No changes are expected in the near-term as a result of this transaction. However, benefits are reviewed each year and it may be possible to leverage Blackstone’s scale of nearly 700,000 employees at portfolio companies worldwide.

Where can I get information related to Emdeon Class A shares, restricted units and stock options?
A Proxy Statement will be filed with the SEC in the coming weeks and a special meeting of stockholders will be held. Due to SEC regulations, we are restricted in our ability to communicate details of the proposed transaction at this time. However, there will be additional communications to our employees and stockholders forthcoming.
COMMUNICATIONS
When will this announcement be made to the public, our customers and the media?
A press release was issued on Thursday, August 4, 2011. At this time, we do not expect to actively communicate directly with customers as it is business as usual. Please direct any press inquiries to Amanda Woodhead at 615.932.3863 or awoodhead@emdeon.com. Calls from financial analysts or investors should be forwarded to Tommy Lewis at tlewis@emdeon.com or 615.932.3235.
Am I free to discuss the transaction?
Due to SEC regulations, employees should not engage in any external discussions related to the transaction. Employees should not reference this transaction in webinars, presentations, public meetings, panels, blogs, social media posts, etc. Any public communications should be cleared in advance with Tommy Lewis, Emdeon’s Senior VP of Corporate Communications.
How should I respond if a customer, supplier or individual asks about the transaction?
This is a very unique situation in terms of communications. The SEC has communication ground rules that we must follow between the announcement today and the closing of the transaction. It is likely that today’s news will lead to increased interest in Emdeon and it is important we speak with one voice on this matter. Please contact Tommy Lewis, Emdeon’s Senior VP of Corporate Communications, before engaging in any internal or external communication to ensure you are in compliance with these guidelines.
Where can I get more information regarding the transaction?
Please watch your email for further communications, contact Corporate Communications or your divisional executive.
How often can we expect updates?
We strive to be as transparent as possible about major financial transactions in which we engage, and we will provide as many answers to your questions as we can. However, please understand that given the recent nature of the announcement, and the fact that as public companies, both Emdeon and The Blackstone Group must comply with SEC regulations, we may not have all the answers at this time.
After today’s public announcement, we will enter what is called a “quiet period,” which will continue until the expected closing of the transaction in a few months. Therefore, we may not be able to answer all of your questions. We are, however, committed to answering all questions as soon as possible and as more information becomes available.

Where can I find additional information?
In connection with the proposed merger, Emdeon will prepare a Proxy Statement and a Rule 13e-3 Transaction Statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to Emdeon’s stockholders. EMDEON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Emdeon’s stockholders will be able to obtain, without charge, a copy of the Proxy Statement, the 13e-3 Transaction Statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Emdeon’s stockholders will also be able to obtain, without charge, a copy of the Proxy Statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) by directing a request by mail or telephone to Emdeon Inc., Attn: Secretary, 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, telephone: (615) 932-3000, or from Emdeon’s website, http://www.emdeon.com.
Emdeon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Emdeon’s stockholders with respect to the proposed merger. Information regarding any interests that Emdeon’s executive officers and directors may have in the transaction will be set forth in the Proxy Statement. In addition, information about the Company’s executive officers and directors is contained in the Company’s most recent proxy statement and annual report on Form 10-K, which are available on the Company’s website and at www.sec.gov.
Statements made in this document that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements also may include information concerning the proposed transaction and Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability and outlook and its overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to the proposed transaction and Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to the proposed transaction include unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change. Other factors that may cause actual results to differ materially include those set forth in the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2010, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
# # #